UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	July 3, 2003
(Date of earliest event reported)	June 20, 2003

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                (a)           Financial Statements of Business Acquired.

                                                                None.

                                                (b)           Pro Forma Financial Information.

                                                                None.

                                                (c)           Exhibits.

                                                                99.1  Press Release dated June 20, 2003

Item 9.  Regulation FD Disclosure

                The Company has issued a press release announcing its semi-annual dividend of $0.28 cents per share to be paid to shareholders of record as of June 30, 2003 and payable on July 11, 2003.  The Company also announced the upcoming groundbreaking of a new branch in Santa Fe, New Mexico.  The press release is attached hereto as Exhibit 99.1.  In addition, the Company is reporting that Mr. John C. Browne has resigned from the board of directors, effective immediately, in connection with his relocation from the Los Alamos area.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: July 3, 2003	By:	/s/ William C. Enloe
William C. Enloe